United States Securities and Exchange Commission
Washington, DC

Gentlemen:

Pursuant to the requirements of the Securities Act of 1934, we are transmitting herewith the attached Form 8-K.

Sincerely,

SPARTECH CORPORATION
/s/RANCY C. MARTIN
   Randy C. Martin
   Vice President Finance and
   Chief Financial Officer





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                         Date of Report    May 24, 1999

                              SPARTECH CORPORATION
              (Exact name of registrant as specified in its charter)


                DELAWARE                 1-5911               43-0761773
        (State or other jurisdiction  (Commission           (IRS Employer
            of incorporation)         File Number)       Identification No.)


     120 S. Central Avenue, Suite 1700, Clayton, Missouri               63105
      (Address of principal executive offices)                      (Zip Code)


           Registrant's telephone number:              (314) 721-4242








                              SPARTECH CORPORATION

                                    FORM 8-K


Item 5.  Other Events

     This report files the announcement of the Registrant's purchase of the net assets of the Alltrista Plastic Packaging Division of Alltrista Corporation -- a well established manufacturer of extruded sheet & rollstock packaging materials based in Muncie, Indiana, with annual sales approaching $30 million.



Item 7.  Financial Statements and Exhibits


   Exhibits

    99 Spartech press release dated May 24, 1999.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SPARTECH CORPORATION



Date    May 27, 1999                  By /S/ Randy C. Martin
                                      Randy C. Martin
                                      Vice President-Finance and
                                      Chief Financial Officer